To Our Shareholders:

Volumetric Fund’s net asset value per share (NAV) advanced 5.2% in the first half of 2014.  This included a 2.7% advance during the second quarter.  Due to our moderately high cash position during the first half of 2014, we underperformed the S&P 500 index.  Overall, our NAV closed out the first half at a record high of $21.45, up $1.06 from our ex-dividend opening price of $20.39 on January 1, 2014, and up $0.55 from $20.90, as of March 31.  During the second quarter we decreased our cash position from 26% to 19%.

              Change

                                                    Second      First           Since

                                                    Quarter      Half        9/1/2000*

Volumetric Fund	+2.7%	+5.2%	+101.0%
Standard & Poor’s 500 Index	+4.8%	+6.1%	+28.8%
Dow-Jones Industrials	+2.2%	+1.5%	+49.7%
NY Stock Exchange Index	+4.4%	+5.6%	+53.4%
NASDAQ	+5.0%	+5.5%	+4.1%

            *Introduction of “Volume and Range” system.

The Volumetric Index, which indicates the value of a hypothetical investment of $10,000 in the Fund on January 1, 1979, with all distributions reinvested, stood at $269,818, as of June 30, 2014. This is equivalent to a 9.7% compounded growth rate since the inception of the Fund in 1979.

PORTFOLIO REVIEW (Unaudited)

For the first time in our history, Volumetric Fund’s net assets have surpassed $28 million.  Currently, we have 70 securities in our portfolio. We have 65 gainers and only 5 minor losers.  Our average stock is up 38.9%.  At the end of the second quarter, our best performing stock was Greenbrier, a railcar maker, which more than tripled, with a 213% gain.  Our worst stock was Pep Boys with a 13% loss.  During the second quarter we purchased 26 securities and sold 15, as indicated below.

Purchases: Benchmark Electronics, Inc., BJ’s Restaurants, Bob Evans Farms, Estee Lauder, Expeditors International of Washington, Family Dollar Stores, Flowers Foods, Freeport McMoran Copper & Gold, The Fresh Market Inc., GEO Group, Harsco, International Flavors and Fragrances, Interpublic Group, Kinder Morgan Energy, Laboratory Corporation of America, Newmont Mining, Omnicom Group, Patterson Co., Pier 1 Imports, Progressive Corp., ResMed Inc., Sonoco Products, Twenty First Century Fox, Ventas Realty, Waste Connections and Weyerhaeuser.

Sales: Actuant Corp., Allegion PLC, Alliant Tech-systems, Boeing, CACI International Inc., Ebay, EMC, General Dynamics, Mattel, Meredith, Paychex, United Natural Foods, Valero Energy, Wisconsin Energy Corp. and Yahoo.

Among the stocks sold during the second quarter, the three best gainers were Alliant Techsystems, which more than doubled, with a 136% net realized gain.  The next two best stocks were: Yahoo, with a 120% net realized gain, and
Boeing with a 73% net realized gain. For the six months ended June 30, 2014, purchases and sales of securities were $10.4 million and $9.4 million, respectively.

TOP STOCK HOLDINGS (Unaudited)

As of June 30, 2014, our ten greatest unrealized stock gainers are listed below. See “Statement of Net Assets” on page 4 for details.

	Unrealized Gain (%)	% of Total Net Assets
1. Greenbrier	212.9%	2.45%
2. Electronic Arts.	150.8%	1.78%
3. Ball Corp.	148.6%	1.56%
4. Deckers Outdoor	145.4%	1.90%
5. Tyson Foods	138.1%	0.87%
6. ITT Corp.	135.2%	1.76%
7. Mylan	122.2%	1.65%
8. Hewlett Packard	112.6%	1.67%
9. Ingersoll Rand	108.8%	1.22%
10. OM Group	89.3%	1.45%

ANNUAL MEETING

Volumetric Fund’s annual meeting was held on June 19, 2014.  All 9 nominated directors were elected for their respective terms.  We would like to welcome our newest director Richard Brega Jr. Mr. Brega is Founder and President of Brega Transport Corp.  At the meeting, shareholders approved BBD, LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2014.

UPDATE AND OUTLOOK

July started out on a mixed note for the market and Volumetric.  Since June 30th the Fund’s NAV advanced $0.01 to $21.46, as of July 9.  Our current volume analysis indicates a slightly positive outlook for the market.

Your semi-annual account statement was mailed to you earlier.  If you have any questions, please do not hesitate to call us.  Thank you for your trust and confidence.

July 10, 2014

Sincerely,

Gabriel J. Gibs                        Irene J. Zawitkowski

Chairman and CEO                President

Industry Group Weight as Percent of Net Assets

June 30, 2014

(Unaudited)

FINANCIAL HIGHLIGHTS

(for one share outstanding throughout each period)

6 Mos. Ended		Years Ended December 31
	6/30/2014	2013	2012	2011	2010	2009
	(unaudited)

Net asset value, beginning of period	$21.82	$18.51	$17.48	$17.39	$15.02	$12.34
Income from investment operations:
Net investment loss	(0.08)	(0.11)	(0.07)	(0.12)	(0.09)	(0.02)
Net realized and unrealized
gain on investments	1.14	4.67	1.10	0.21	2.46	2.70
Total from investment operations	1.06	4.56	1.03	0.09	2.37	2.68
Less distributions from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain	(1.43)	(1.25)	0.00	0.00	0.00	0.00
Total distributions	(1.43)	(1.25)	0.00	0.00	0.00	0.00
Net asset value, end of period	$21.45	$21.82	$18.51	$17.48	$17.39	$15.02
Total return	5.21%	26.42%	5.89%	0.52%	15.78%	21.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,202	$25,901	$20,926	$20,401	$20,332	$18,112
Ratio of expenses to average net assets	1.94%	1.94%	1.94%	1.94%	1.94%	1.96%
Ratio of net investment loss to average net assets	(0.42%)*	(0.56%)	(0.35%)	(0.65%)	(0.53%)	(0.17%)
Portfolio turnover rate	47%	57%	126%	111%	124%	170%
*Not annualized

VOLUMETRIC FUND, INC.

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 2014

INVESTMENT INCOME
Dividends...............................................................................................................		$142,106
Interest...................................................................................................................		323
TOTAL INVESTMENT INCOME...............................................................		142,429
EXPENSES
Management Fee (Note 2)......................................................................................		255,159
NET INVESTMENT LOSS.....................................................................................................		(122,730)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on Investments...........................................................................................		1,818,950
Change in unrealized appreciation on investments
Beginning of period………………………………….…...................	$6,043,195
End of period………………………………………..….....................	5,720,595
Decrease in unrealized appreciation...........................................................		(322,600)
NET GAIN ON INVESTMENTS..............................................................................................		1,496,350
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................		$1,383,620

See notes to financial statements

Equities: 80.7%

| SHARES | COMPANY | VALUE |
|---|---|---|
| | **Aerospace/Defense: 1.2%** | |
| 10,000 | Flir Systems, Inc. | 347,300 |
| | **Auto/Auto Parts: 2.1%** | |
| 2,400 | O'Reilly Automotive Inc.* | 361,440 |
| 20,000 | Pep Boys, Manny, Moe & Jack | 229,200 |
| | | 590,640 |
| | **Building/Construction: 1.8%** | |
| 10,000 | DR Horton | 245,800 |
| 13,400 | Pulte Group, Inc. | 270,144 |
| | | 515,944 |
| | **Business Services: 3.2%** | |
| 11,000 | Herman Miller, Inc. | 332,640 |
| 1,500 | Interpublic Group | 292,650 |
| 4,000 | Omnicom Group | 284,880 |
| | | 910,170 |
| | **Chemicals: 4.1%** | |
| 2,983 | E.I.Dupont de Nemours | 195,208 |
| 2,700 | International Flavors & Fragrances | 281,556 |
| 5,200 | Mosaic Co. | 257,140 |
| 12,600 | OM Group, Inc.* | 408,618 |
| | | 1,142,522 |
| | **Computers, Hardware: 2.8%** | |
| 14,000 | Hewlett-Packard Co. | 471,520 |
| 10,000 | Intel | 309,000 |
| | | 780,520 |
| | **Consumer Products: 1.0%** | |
| 3,800 | Estee Lauder | 282,188 |
| | **Drugs: 3.9%** | |
| 5,098 | Merck & Co. | 294,919 |
| 9,000 | Mylan Inc.* | 464,040 |
| 11,500 | Pfizer Inc. | 341,320 |
| | | 1,100,279 |
| | **Electrical/Semiconductor: 5.3%** | |
| 11,500 | Benchmark Electronics | 293,020 |
| 16,900 | Cadence Design Systems Inc.* | 295,581 |
| 16,000 | Corning Inc. | 351,200 |
| 7,000 | Dolby Laboratories, Inc. Class A* | 302,400 |
| 20,000 | Polycom Inc.* | 250,600 |
| | | 1,492,801 |
| | **Foods/Beverage: 3.2%** | |
| 13,000 | Flowers Foods | 274,040 |
| 5,300 | Molson Coors Brewing Co., Class B | 393,048 |
| 13,000 | Tyson Foods Inc., Class A | 244,010 |
| | | 911,098 |
| | **Forest Products: 4.4%** | |
| 7,700 | Avery Dennison, Corp. | 394,625 |
| 7,000 | Bemis | 284,620 |
| 6,400 | Sonoco Products | 281,152 |
| 8,700 | Weyerhaeuser | 287,883 |
| | | 1,248,280 |
| | **Indexes: 2.4%** | |
| 3,500 | SPDR S&P 500 ETF Trust | 685,020 |
| | **Insurance: 4.5%** | |
| 3,300 | Cigna Corp. | 303,501 |
| 10,000 | Hartford Financial Services Group Inc | 358,100 |
| 11,000 | Progressive Corp. | 278,960 |
| 4,000 | United Health Group Inc. | 327,000 |
| | | 1,267,561 |
| | **Leisure: 2.8%** | |
| 14,000 | Electronic Arts Inc.* | 502,180 |
| 8,000 | Twenty First Century Fox | 273,840 |
| | | 776,020 |

* *Non-income producing security*

| SHARES | COMPANY | VALUE |
|---|---|---|
| | **Machinery: 4.8%** | |
| 7,000 | Ball Corporation | $ 438,760 |
| 10,363 | Harsco | 275,967 |
| 5,500 | Ingersoll Rand PLC | 343,805 |
| 2,046 | Roper | 298,736 |
| | | 1,357,268 |
| | **Medical/Health: 5.4%** | |
| 5,500 | Cardinal Health Inc. | 377,080 |
| 2,700 | Laboratory Corp. | 276,480 |
| 6,400 | Patterson | 252,864 |
| 5,600 | Resmed | 283,528 |
| 5,600 | Steris | 299,488 |
| | | 1,489,440 |
| | **Metals/Mining: 2.0%** | |
| 7,800 | Freeport McMoran Copper & Gold | 284,700 |
| 11,300 | Newmont Mining | 287,472 |
| | | 572,172 |
| | **Misc./Diversified: 5.1%** | |
| 11,000 | Apollo Education Group* | 343,750 |
| 8,300 | Geo Group | 296,559 |
| 10,300 | ITT Corp. | 495,430 |
| 6,200 | Waste Connections | 301,010 |
| | | 1,436,749 |
| | **Oil/Energy: 1.0%** | |
| 3,600 | Kinder Morgan Energy | 295,956 |
| | **Real Estate: 0.9%** | |
| 4,100 | Ventas | 262,810 |
| | **Restaurants: 2.1%** | |
| 9,000 | BJRI Restaurants | 314,190 |
| 5,600 | Bobe Evans Farms | 280,280 |
| | | 594,470 |
| | **Retail: 3.7%** | |
| 4,700 | Family Dollar Stores | 310,858 |
| 8,300 | Fresh Market | 277,801 |
| 15,800 | Pier 1 Imports | 243,478 |
| 3,200 | Ross Stores | 211,616 |
| | | 1,043,753 |
| | **Shoes: 3.0%** | |
| 6,200 | Deckers Outdoor Corp* | 535,246 |
| 10,700 | Finish Line Class A | 318,218 |
| | | 853,464 |
| | **Transportation/Shipping: 7.9%** | |
| 9,200 | CSX Corp. | 283,452 |
| 6,200 | Expeditor International | 273,792 |
| 2,300 | Fedex Corp. | 348,174 |
| 2,700 | Genesse Wyoming | 283,500 |
| 12,000 | Greenbrier Companies Inc.* | 691,200 |
| 13,900 | Knight Transportation | 330,403 |
| | | 2,210,521 |
| | **Utilites: 2.1%** | |
| 6,300 | Atmos Energy Corp. | 336,420 |
| 6,600 | Piedmont Natural Gas Co. | 246,906 |
| | | 583,326 |
| | **TOTAL EQUITIES:** | |
| | (COST: $17,029,677) | 22,750,272 |
| | CASH EQUIVALENTS/RECEIVABLE: 19.3% | |
| | Cash | 154,602 |
| | JP Morgan Chase Interest Bearing Deposit Acct. | 4,918,614 |
| | Dividends and interest receivable | 21,620 |
| | Receivable from broker | 357,353 |
| | TOTAL CASH EQUIVALENTS/ RECEIVABLES | 5,452,189 |
| | TOTAL ASSETS | 28,202,461 |
| | Less liabilities | - |
| | **NET ASSETS: 100.0%** | $ 28,202,461 |
| | VOLUMETRIC SHARES OUTSTANDING | 1,314,695 |
| | NET ASSET VALUE PER SHARE | $21.45 |

*See Notes to Financial Statements*

VOLUMETRIC FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the 6 Mos. Ended 6/30/2014 (unaudited)	For the Year Ended 12/31/2013
CHANGES RESULTING FROM OPERATIONS	$(112,730)	$(131,170)
Net investment loss………………………………. ………………………..	1,818,950	1.696.400
Net realized gain on investments……………………………………........	(322,600)	3,898,600
Increase (decrease) in unrealized appreciation…………………………
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS……………………………	1,383,620	5,463,830
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN	(1,697,190)	(1,412,921)
CAPITAL SHARE TRANSACTIONS (NOTE 3)…………………………..	2,614,776	924,655
NET INCREASE IN NET ASSETS………………………….	2,301,206	4,975,564
NET ASSETS
BEGINNING OF PERIOD...……………………………………... .	25,901,255	20,925,691
END OF PERIOD*...…………………………………………….....	$28,202,461	$25,901,255

*including undistributed net investment income of $0 and $0, respectively and including an accumulated net loss of $112,730 and $0

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

As of June 30, 2014

1. Significant Accounting Policies

Volumetric Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.  The Fund’s investment objective is capital growth. Its secondary objective is downside protection.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation.  If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair values, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.  Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•

Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of June 30, 2014, all of the securities held by the Fund were valued using Level 1 inputs.  See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.  There were no transfers among Levels 1, 2 and 3 for the six months ended June 30, 2014.

b)

Securities Transactions and Investment. Income. Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes.  Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions taken on Federal and state income tax returns for all open tax years (2010-2013) and during the six months ended June 30, 2014, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

c)

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund’s taxable income to its shareholders.  Therefore no federal income tax provision is required.

Distributions to Shareholders: It is the Fund’s policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end.  Distributions are taxable to shareholders in the year earned by the Fund.  The Board of Directors declared the following distributions.

Record Date             Dec. 31, 2013      Dec. 31, 2012

Ex-Dividend Date     Jan. 1, 2014          Jan. 1, 2013

Payment Date          Jan. 2, 2014          Jan. 2, 2013

Distribution               $1.43 per share  $1.25 per share

Long term capital gains recorded and paid during the year ended December 31, 2013 and the six months ended June 30, 2014 were $1,412,921 and $1,697,190, respectively.

d)

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000.  The Fund's adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund.  This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

3. Capital Stock Transactions

At June 30, 2014, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

    Six Mos. Ended                 Year Ended

     June 30, 2014                  Dec. 31, 2013

	Shares	Amount	Shares	Amount
Shares sold	64,348	$ 1,325,298	23,109	$ 446,224
Distributions reinvested	80,400	$ 1,639,366	78,891	$ 1,361,659
	144,748	$ 2,964,664	102,000	$ 1,807,883
Shares redeemed	(16,899)	$ (349,888)	(45,492)	$ (883,228)
Net increase	127,849	$ 2,614,776	56,508	$ 924,655

4. Purchases and Sales of Investment Securities / Federal Tax Cost Information

For the six months ended June 30, 2014 purchases and proceeds from sales of securities were $10,435,369 and $9,377,677, respectively.  At June 30, 2014 the cost of investments for Federal income tax purposes was $17,029,677.  Accumulated net unrealized appreciation on investments was $5,720,595 consisting of $5,838,965 gross unrealized appreciation and $118,370 gross unrealized depreciation.

5. Composition of Net Assets

At June 30, 2014 net assets consisted of:

Net capital paid in on shares of stock.............	$20,907,606
Unrealized appreciation of investments..........	5,720,595
Accumulated net realized gain on investments	1,686,990
Accumulated net loss.......................................	(112,730)
Net Assets.........................................	$28,202,461

6. Federal Income Tax

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 317,991
Accumulated net realized gain	1,247,239
Unrealized appreciation	6,043,195
Distributable earnings	$7,608,425

The difference between book basis and tax basis undistributed ordinary income and accumulated net realized gain is primarily attributable to the tax treatment of short term gains as ordinary income.

For the year ended December 31, 2013, the Fund reclassified $131,170 of net investment losses against short term gains resulting in an increase of $131,170 of net investment income and decrease of $19,392 of capital paid in on shares of stock and $111,778 in accumulated net realized gain.  Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements have no effect on the Fund’s net assets.

7. Commitments and Contingencies

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects the risk of loss to be remote.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a current prospectus please call 1-800-541-3863.

Information is available to shareholders who are interested in the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30.  This information may be obtained without charge either by calling the Fund’s toll-free number, 1-800-541-3863, or by visiting the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q.  These forms are available on the Commission’s website at www.sec.gov.
This information is also available from the Fund by calling
1-800-541-3863.

DIRECTORS (Unaudited)

Directors, who are not salaried employees of Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, NY 10965, receive a fee for each Board or committee meeting they attend. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all of their fees were paid by the Adviser.  On a yearly basis, the full Board of Directors meet two times and the Independent Directors meet three times. In addition, the Audit Committee meets twice and the Governance & Nominating committee meets once.

INFORMATION ABOUT YOUR FUND’S EXPENSES

For the six months ended June 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, January 1, 2014 – June 30, 2014.

Below are two ways to evaluate your Fund’s costs.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.  You may use the information here, together with your account value, to estimate the expenses that you paid over the period.  To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged.  Because the return used is not the Fund’s actual return, the results do not apply to your investment.  This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return.  You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund.  Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.

	Beginning Account Value, 01/01/14	Ending Account Value, 06/30/14*	Net Expense Ratio	Expenses Paid During Period**
Actual	$1,000	$1,052.10	1.94%	$9.87
Hypothetical 5% Return	$1,000	$1,015.17	1.94%	$9.69

*The actual total returns for the six-month period ended

June 30, 2014, was 5.21%.

**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.

GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT

Volumetric Advisers, Inc.

87 Violet Drive

Pearl River, NY 10965

CUSTODIAN

JP Morgan Chase, N.A.

270 Park Avenue

New York, NY 10017

IRA AND PENSION ACCOUNTS TRUSTEE

Principal Trust Company

P.O. Box 8963

Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Tel: 845-623-7637

800-541-FUND

www.volumetric.com

Investment Adviser and

Transfer Agent

Volumetric Advisers, Inc.

Pearl River, New York

Custodian

J.P. Morgan Chase, N.A.

New York, New York

Independent Registered Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

Board of Directors

Richard Brega, Jr.

Gabriel J. Gibs, Chairman

Josef Haupl

Alexandre M. Olbrecht, Dr.

Stephen J. Samitt

Allan A. Samuels

David L. Seidenberg

Raymond W. Sheridan

Irene J. Zawitkowski

Officers

Gabriel J. Gibs

    Chairman, CEO, Portfolio Co-Manager

Irene J. Zawitkowski

    President, COO, Portfolio Co-Manager

Jeffrey M. Gibs

    Vice President, Chief Compliance Officer